Exhibit 10.12.3

NEWSTAR TRUST 2005-1

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) THAT IS ALSO A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(c)(7) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (A “QUALIFIED PURCHASER”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB THAT IS ALSO A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB THAT IS ALSO A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(l)-(3) OR (7) UNDER THE SECURITIES ACT) THAT IS ALSO A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT IT IS NOT, AND IS NOT ACQUIRING OR HOLDING THIS NOTE, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”),OR OTHER PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”).

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

ADDITIONAL AMOUNTS MAY BE BORROWED IN RESPECT OF A CLASS A-2 NOTE AFTER THE DATE OF ISSUE THEREOF IN ACCORDANCE WITH THE INDENTURE AND THE CLASS A-2 PURCHASE AGREEMENT DATED AS OF THE CLOSING DATE AMONG THE ISSUER AND THE HOLDERS OF CLASS A-2 NOTES PARTY THERETO.

REGISTERED	$80,476,777.00
No. A-2-1	August 10, 2005

SEE REVERSE FOR CERTAIN DEFINITIONS

144A CUSIP NO. 65250YAC9

NewStar Trust 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to FAIRWAY FINANCE COMPANY, LLC, or registered assigns, the principal sum of EIGHTY MILLION, FOUR HUNDRED SEVENTY-SIX THOUSAND, SEVEN HUNDRED SEVENTY-SEVEN and XX/100 DOLLARS (or such lesser amount that may be outstanding at such time) payable on each Distribution Date on which principal is required to be paid in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial maximum commitment amount of this Class A-2 Note which is shown as the initial principal balance hereof and the denominator of which is the Initial Class A-2 Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes.

The principal of, interest, Class A-2 Commitment Fee and any Class A-2 Increased Costs and Class A-2 Breakage Costs on this Class A-2 Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Note shall be applied first to interest and Class A-2 Commitment Fee due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth above.

NEWSTAR TRUST 2005-1

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:	[ILLEGIBLE]
Authorized Signatory

NewStar Trust 2005-1

Class A-2 Note (144A)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes of NewStar Trust 2005-1 designated above and referred to in the within–mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:	/s/ Kyle Beth Harcourt
Authorized Signatory

NewStar Trust 2005-1

Class A-2 Note (144A)

[REVERSE OF NOTE]

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Issuer, designated as its NewStar Trust Notes, Series 2005-1, Class A-2 (herein called the “Class A-2 Notes”), all issued under an Indenture, dated as of August 10, 2005 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-2 Notes. The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Majority Noteholders have declared the Class A-2 Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

Each Class A-2 Noteholder, by acceptance of a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class A-2 Notes or under any certificate or other writing delivered in connection therewith, against any holder of a Trust Certificate, the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity.

On each Distribution Date, commencing October 25, 2005, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class A-2 Note is registered at the close of business on the Record Date an amount equal to the product of the Percentage Interest of the Class A-2 Notes evidenced by this Class A-2 Note and the amount required to be distributed to Holders of Class A-2 Notes on such Distribution Date pursuant to Section 3.05 of the Indenture.

During each Interest Period, this Class A-2 Note will bear interest at the Class A-2 Note Interest Rate and the Class A-2 Commitment Fee will accrue in accordance with the definition of such term.

Distributions on this Class A-2 Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class A-2 Notes which have Initial Class A-2 Principal Balances aggregating at least $500,000.

Notwithstanding the above, the final distribution on this Class A-2 Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-2 Note at the office or agency maintained for that purpose by the Note Registrar in Boston, Massachusetts.

As provided in the Indenture and the Sale and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal and Interest Account, the Reserve Fund and the Class A-2 Funding Account may be made by the Indenture Trustee from time to time for purposes other than distributions to Class A-2 Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Note is registrable in the Note Register upon surrender of this Class A-2 Note for registration of transfer at the offices or agencies maintained by the Note Registrar in Boston, Massachusetts, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class A-2 Note is issuable only as a registered Class A-2 Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class A-2 Note is exchangeable for a new Class A-2 Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Trust Depositor, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class A-2 Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

______________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________________________________	__________________________________________[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.